SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant: [X]
Filed by a Party other than the Registrant: [ ]

Check the appropriate box:

     [ ]  Preliminary Proxy Statement              [ ]  Confidential, for Use of
     [X]  Definitive Proxy Statement                    the Commission  Only (as
     [ ]  Definitive Additional Materials               permitted     by    Rule
     [ ]  Soliciting Material Pursuant to               14a-6(e)(2))
          Rule 14a-11(c) or Rule 14a-12



                              Avatar Systems, Inc.
--------------------------------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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      [X] No fee required.
      [ ] Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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          pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     [ ]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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

                              Avatar Systems, Inc.
                           5728 LBJ Freeway, Suite 270
                               Dallas, Texas 75240

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               September 19, 2003

     To the Shareholders of Avatar Systems, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of Avatar Systems, Inc., a Texas corporation (the "Company"), will be held at the corporate offices located at 5728 LBJ Freeway, Suite 270, Dallas, Texas 75240, on Friday, September 19, 2003, at 10:00 a.m., local time, for the following purposes:

     1. To elect five members to the Board of Directors.

     2. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Only shareholders of record at the close of business on July 28, 2003, will be entitled to attend or vote at the Annual Meeting and any adjournments or postponements thereof. A list of shareholders entitled to attend or vote at the Annual Meeting will be maintained during the ten-day period preceding the meeting at 5728 LBJ Freeway, Suite 270, Dallas, Texas 75240.

     Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, we urge you to sign, date and promptly return the enclosed proxy in the enclosed postage paid envelope. If you attend the meeting, you will, of course, have the right to vote in person.

     The Company's Proxy Statement is submitted herewith. The Annual Report for the fiscal year ended December 31, 2002 is being mailed to shareholders together with this Notice and Proxy Statement.

                                           By Order of the Board of Directors


                                           /s/ Robert C. Shreve, Jr.
                                           Robert C. Shreve, Jr.
                                           President and Chief Executive Officer

Dallas, Texas
August 8, 2003

                             YOUR VOTE IS IMPORTANT
     WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE BY MAIL SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF A PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT YOU SHOULD ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                              Avatar Systems, Inc.
                           5728 LBJ Freeway, Suite 270
                               Dallas, Texas 75240

                                 PROXY STATEMENT
                                     For The
                         ANNUAL MEETING OF SHAREHOLDERS

                        To Be Held on September 19, 2003

                      SOLICITATION AND REVOCATION OF PROXY

     The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Avatar Systems, Inc., a Texas corporation (the "Company" or "Avatar"). It is for use only at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the corporate offices located at 5728 LBJ Freeway, Suite 270, Dallas, Texas 75240, on Friday, September 19, at 10:00 a.m., local time, and any adjournments or postponements thereof.

     Any shareholder executing a proxy retains the right to revoke it at any time prior to exercise at the Annual Meeting. A proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later proxy or by voting the shares in person at the Annual Meeting. If not revoked, all shares represented by properly executed proxies will be voted as specified therein.

     This proxy material is first being mailed to shareholders on or about August 12, 2003.

                       OUTSTANDING STOCK AND VOTING RIGHTS

     As of July 28, 2003, the outstanding shares of the Company's capital stock consisted of 8,695,652 shares of common stock, $0.001 par value ("Common Stock"). The holders of record of the shares of Common Stock outstanding on July 28, 2003 will vote on all matters hereby submitted to shareholders and such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof. Each share of Common Stock will entitle the holder to one vote on all such matters. The stock transfer books of the Company will not be closed.

     A majority of the votes represented by the holders of the Company's outstanding Common Stock must be present in person or represented by proxy to hold the meeting. A majority of the votes cast at the meeting is required to elect any director.

     The enclosed form of proxy provides a method for shareholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy card. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD." If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the nominee(s) for whom you are withholding the authority to vote by listing such nominee(s) in the space provided. If you checked the box marked "WITHHOLD" your vote will be treated as an abstention and your shares will neither be voted for nor against a director but will be counted for quorum purposes.

     The enclosed form of proxy also provides a method for shareholders to abstain from voting with respect to the Amendment. By abstaining, shares would not be voted either for or against the Amendment, but will be counted for quorum purposes. While there may be instances in which a shareholder will wish to abstain, the Board of Directors encourages all shareholders to vote their shares in their best judgment and to participate in the voting process to the fullest extent possible.

     Brokers who hold shares in street name for customers who are beneficial owners of such shares are prohibited from giving a proxy to vote such customers' shares on "non-routine" matters in the absence of specific instructions from such customers. This is commonly referred to as a "broker non-vote." Broker non-votes are not relevant to the determination of a quorum or whether the proposal to elect directors has been approved.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information at July 28, 2003 regarding the beneficial ownership of Common Stock of: (a) each person or group known by Avatar to beneficially own 5% or more of the outstanding shares of the Common Stock; (b) each of the nominees for election as director, and each current director and executive officer of Avatar; and (c) all executive officers and directors of Avatar as a group.


                                      Shares Beneficially  Percentage of Shares
   Name(1)                                   Owned           Beneficially Owed
------------------------------------  -------------------  ---------------------

Robert C. Shreve, Jr ...............      3,201,200(2)             31.1
Charles Timothy Allen ..............      2,650,000(3)             29.6
Orville Gregory Allen ..............      2,650,000(4)             29.6
London & Boston Investments, Plc ...      2,622,002(5)             27.0
Stephen A. Komlosy .................      3,223,002(6)             35.2
Merchant Capital Holdings, Ltd. ....      2,000,000(7)             18.7
Geoffrey Dart ......................      2,000,000(8)             18.7
Cindy Skelton(9) ...................            -0-                 -0-
Officers and directors as a group (5
     persons) ......................     12,124,202(10)            84.2
---------------
(1) Unless otherwise indicated, each person named in this table has sole voting and investment power with respect to the shares beneficially owned. In addition, unless otherwise indicated, the address of each beneficial owner identified below is c/o Avatar Systems, Inc., 5728 LBJ Freeway, Suite 270, Dallas, Texas 75240.
(2) Includes 1,600,000 shares of common stock, which may be issued to Mr. Shreve upon exercise of warrants to purchase 1,600,000 shares at $1.00 per share. Such warrants are currently exercisable and expire July 10, 2005. Mr. Shreve is the President, Chief Executive Officer, Chief Financial Officer and a director of Avatar.
(3) Includes 250,000 shares of common stock, which may be issued to Mr. Allen upon exercise of warrants to purchase 250,000 shares at $1.00 per share. Such warrants are currently exercisable and expire July 10, 2005. Mr. Allen is a director of Avatar.
(4) Includes 250,000 shares of common stock, which may be issued to Mr. Allen upon exercise of warrants to purchase 250,000 at $1.00 per share. Such warrants are currently exercisable and expire July 10, 2005. Mr. Allen is a director of Avatar.
(5) Includes 1,000,000 shares of common stock which may be issued to London & Boston upon exercise of warrants to purchase 1,000,000 shares of common stock at $1.00 per share. Such warrants are currently exercisable and expire July 10, 2005. London & Boston's address is 133 Ebury Street, London SW1W9QU, England.
(6) Includes 1,622,002 shares owned by London & Boston and 1,000,000 shares of common stock, which may be issued to London & Boston upon exercise of warrants to purchase 1,000,000 shares at $1.00 per share. Such warrants are currently exercisable and expire July 10, 2005. Stephen A. Komlosy is the Managing Director of London & Boston and is authorized to vote such shares on behalf of London & Boston. Also includes 1,000 shares owned by General Trading Corporation, Ltd., a Komlosy family company. Mr. Komlosy has the authority to vote such shares on behalf of General Trading Company. Also includes 600,000 shares of common stock, which may be issued to Mr. Komlosy upon exercise of warrants to purchase 600,000 shares of Avatar's common stock at $1.00 per share. Such warrants expire July 10, 2005. Mr. Komlosy is a director of Avatar. Mr. Komlosy's address is 133 Ebury Street, London SW1W9QU, England.
(7) Includes 2,000,000 shares of common stock, which may be issued to Merchants Capital upon exercise of warrants to purchase 2,000,000 shares at $1.00 per share. Such warrants are currently exercisable and expire July 10, 2005. Merchants Capital Holdings' address is 133 Ebury Street, London, England SW1W9QU.

(8) Includes 2,000,000 shares of common stock, which may be issued to Merchant Capital upon exercise of warrants to purchase 2,000,000 shares at $1.00 per share. Such warrants are currently exercisable and expire July 10, 2005. Mr. Dart is the Managing Director of Merchant Capital Holdings and has authority to vote such shares when issued on behalf of Merchant Capital Holdings. Mr. Dart's address is the same as Merchant Capital Holdings, Ltd. Mr. Dart served on the Board of Directors unitl January 27, 2003, when he resigned from the Board.
(9)  Ms. Skelton is the Secretary of Avatar.
(10) See preceding notes for an explanation of the ownership of the 13,720,402 shares.


                              ELECTION OF DIRECTORS

     The Board for the ensuing year is currently set at five members and may be fixed from time to time by or in the manner provided in the Company's Bylaws. Directors are elected for a term of one year or until their successors are duly elected and qualified. The following slate of five nominees has been chosen by the Board, and the Board recommends that each be elected: Robert C. Shreve, Jr., Charles Timothy Allen, Orville Gregory Allen, Stephen A. Komlosy and John J. May. The Avatar Board of Directors recommends the election of these individuals to the Board of Directors. See "Management - Nominees for Election as Directors, Current Directors and Executive Officers."

     Each of the foregoing nominees, except for John J. May, is currently serving as a director of the Company and was elected to the Board on November 14, 2000 at a Special Meeting of the shareholders. Charles Timothy Allen and Orville Gregory Allen are brothers. There are no other family relationships among the nominees for election as directors of Avatar.

     Unless otherwise designated, the enclosed proxy will be voted FOR the election of the foregoing five nominees as directors. To be elected as a director, each nominee must receive the favorable vote of a majority of the votes cast at the meeting. Shareholders are not entitled to cumulate voting with respect to the election of directors. The Board does not contemplate that any of the nominees will be unable to stand for election, but should any nominee become unavailable for election, all proxies will be voted for the election of a substitute nominated by the Board.

Committees of the Board of Directors

     The Company has an Audit Committee. The Company does not have a Compensation Committee or a Nominating Committee. In the absence of such committees, the Board as a whole establishes the compensation of officers of the Company, administers the 2000 Stock Compensation Plan, prepares recommendations to the Board on the adoption of stock option and other incentive plans, and grants stock options. The Board also considers individuals to recommend to the Board for inclusion among management's nominees and considers corporate governance issues. The Board will consider director candidates recommended by shareholders if the name and qualifications of candidates are timely presented to the Board.

     Audit Committee. The Audit Committee's functions include evaluating, and recommending to the Board the engagement of, the Company's independent certified public accountants, reviewing the results of their auditing findings, and monitoring on a periodic basis the internal controls of the Company. The Audit Committee does not have a written charter. The Audit Committee currently consists of Charles Timothy Allen and Stephen A. Komlosy. The Board has determined these members are independent as defined in applicable NASD. The Audit Committee held one meeting during 2002. See "Report of the Audit Committee."

     The Nominating and Governance Committee did not meet separately from the full Board in 2002.

     Full Board of Directors. During 2002, there were a total of three meetings of the Board. During 2002, all of the Company's directors attended at least 75 percent of the aggregate of (i) the total number of meetings of the Board and
(ii) the total number of meetings held by the Audit Committee if they served thereon.

                                   MANAGEMENT

Nominees for Election as Directors, Current Directors and Executive Officers

     The following table sets forth certain information as to the individuals who are nominees for election to the Board, as well as the current directors and executive officers of the Company.

--------------------------- ---- --------------------------- -------------------
         Name               Age          Position(s)           Director Since
--------------------------- ---- --------------------------- -------------------
Robert C. Shreve, Jr.(1)    40   President, Chief            November 14, 2000
                                 Executive Officer, Chief
                                 Financial Officer,
                                 Chairman of the Board of
                                 Directors and Director
--------------------------- ---- --------------------------- -------------------
Charles Timothy Allen(1)    52   Director                    November 14, 2000
--------------------------- ---- --------------------------- -------------------
Orville Gregory Allen(1)    46   Director                    November 14, 2000
--------------------------- ---- --------------------------- -------------------
Stephen A. Komlosy(1)       61   Director                    November 14, 2000
--------------------------- ---- --------------------------- -------------------
John J. May(1)                   Director
--------------------------- ---- --------------------------- -------------------
(1)  Nominee for election to Board of Directors. See "Election of Directors."

     Robert C. (Chuck) Shreve, Jr. was managing partner of Avatar Systems, Ltd. and an officer of Avatar Systems, Inc., the predecessors of our Company, from 1996 to November 2000. He has served as the President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and a director of our Company since November 14, 2000. He has over eighteen years experience in accounting and financial management with emphasis in the oil and gas industry and the real estate development industry. Mr. Shreve also has technical certifications in the technology field and over eighteen years in PC-based network and IBM AS400 systems. Mr. Shreve received his BBA from the University of Texas of the Permian Basin, and attended graduate school at the University of Texas at Dallas. As a Certified Public Accountant, he is a member of the American Institute of CPAs, the Texas Society of CPAs and the Dallas Chapter of the Texas Society of CPAs.

     Charles Timothy (Tim) Allen has served as a director of our Company since November 14, 2000. Mr. Allen was a limited partner of Avatar Systems, Ltd. and an officer of Avatar Systems, Inc., the predecessors of our Company, from 1996 to November 2000. Mr. Allen is the President of Eland Energy Corporation ("Eland") located in Dallas, Texas and is responsible for the financial affairs of Eland. He has been employed by Eland since 1984 in various positions. He co-founded Eland with his brother, Orville Gregory Allen. He has been drilling and operating wells in Texas, Oklahoma, Louisiana and New Mexico for the past twenty years. Mr. Allen formed Allen Oil Company in 1979, where he was primarily involved in generating prospects for other companies. In 1982, Mr. Allen and three partners started drilling and operating wells in the North Texas area with the primary purpose of developing Mississippian reef wells using CDP seismic, which resulted in over 20 Mississippi reef discoveries in the area. Mr. Allen graduated from Texas Tech University with a BBA in management and a MBA in finance.

     Orville Gregory (Gregg) Allen has served as a director of our Company since November 14, 2000. Mr. Allen was a limited partner of Avatar Systems, Ltd. and an officer of Avatar Systems, Inc., the predecessors of our Company, from 1996 to November 2000. He is currently a Vice President of Eland and has been employed by Eland since 1984 in various positions. He is responsible for the day-to-day management of Eland's land, operations engineering and financial functions. Mr. Allen is also responsible for oil and gas acquisition activities for Eland. He has over sixteen years of experience in the oil and gas industry. Before co-founding Eland in 1984, he worked for F. Mark Robert Oil & Gas Properties, where he served as a contract landman for various oil industry clients. Mr. Allen is a graduate of Texas Tech University with a BBA in marketing. Gregg Allen and Tim Allen are brothers.

     Stephen A. Komlosy has served as a director of our Company since November 14, 2000. He is also the Chairman of London & Boston Investments, Plc ("L&Bi"), formerly Cybertec Holdings Plc., a publicly traded United Kingdom company. Mr. Komlosy has served as Managing Director of London & Boston Investments, Plc since February 2000 and Chairman since 2001. L&Bi is an investment company, making strategic investments in real estate and technology related and other companies whose growth and value can be enhanced by L&Bi management, IPO's, financial assistance or mergers with related businesses. Mr. Komlosy currently resides in England. Since 1967, Mr. Komlosy has managed several family owned businesses, which are engaged in real estate acquisition and development activities. In 1981, he co-founded Branon PLC, a public industrial holding company selling bonded oil drilling and pipe handling equipment to North Sea oil operators; the large-scale manufacture of dump trucks for the Ministry of Defense; and of road planners and oil consoles. At Branon, he had specific responsibility for establishing its oil and gas purchasing associate Covendish Petroleum Plc that purchased 140 producing wells in Ohio, USA. Mr. Komlosy is also a director of Croma Group Plc and Airow Plc, United Kingdom publicly traded companies, Harrell Hospitality Group, Inc., a public company traded on the NASD Over-the-Counter Bulletin Board ("HLTLA"), Energy Technique, Plc, a company traded on the London Stock Exchange, and is Chairman of the publicly traded company, Netcentric Systems Plc.

     John J. May is a director of The Small Business Bureau Ltd and The Genesis Initiative Ltd, with responsibility for policy. These companies lobby Government on business matters affecting small and medium sized enterprises. He is also the senior partner of a boutique London based chartered accountancy practice specializing in SMEs. Currently he is director of the Aim listed Netcentric Previously, he was finance director of MyVal.com plc, now Interactivity plc, whose shares are traded on AIM.

     He was formerly a senior partner with the leading accountancy practice of Howarth Clark Whitehill, serving eight years on its managing board and for nine years being chairman of its Thames Valley offices. In his capacity as UK national marketing partner and head of its property consultancy arm, he was also a director of its UK and International Associations. He has also held Directorships in a number of diversified businesses both in the UK and internationally

Executive Compensation

     The information set forth below concerns the cash and non-cash compensation to our President and Chief Executive Officer for each of the past three fiscal years ended December 31, 2002, 2001 and 2000. The compensation listed was paid by our Company or Avatar Systems, Ltd., our predecessor entity. Except for Robert C. Shreve, Jr., our President, Chief Executive Officer, and Chief Financial Officer, no executive officer has an employment agreement with us or was paid $100,000 or more in annual compensation.

                           Summary Compensation Table

                                                                                Long-Term Compensation
                Name/Title                       Annual Compensation                   Awards
---------------------------------------------------------------------------- ------------------------------
                                                                                              Securities
                                                                                              Underlying
                                                               Other Annual    Restricted    Options/SARs/
                                         Year   Salary/Bonus   Compensation   Stock Awards      Warrants
                                        ------ -------------- -------------- -------------- --------------
Robert C. Shreve, Jr., President, Chief  2002     $125,000        $5,208          None           None
Executive Officer, Chief Financial       2001     $125,000        $6,090          None           None
Officer and Director                     2000     $108,160         N/A            None       1,600,000(1)

--------------------
(1) On July 10, 2000, we issued Mr. Shreve warrants to purchase 1,600,000 shares of our common stock at an exercise price of $1.00 per share. The warrants are currently exercisable and expire in July 2005. The warrants were issued to Mr. Shreve in conjunction with his signing a management agreement with us. See "Security Ownership of Certain Beneficial Owners and Management."

Employment Agreements

     We have entered into a management agreement with Robert C. Shreve, Jr., our President, Chief Executive Officer and Chief Financial Officer, which terminates on July 10, 2004. The management agreement shall be automatically extended for an additional one-year period after the initial term unless at least 30 days prior to the termination date either we or Mr. Shreve give written notice to the other that the management agreement will not be renewed. Mr. Shreve receives an annual base salary of $125,000, which may be increased at the discretion of our Board. Additionally, Mr. Shreve may be eligible to receive an annual bonus based on our financial performance in the form of stock options and cash not to exceed 15% of his base salary. Upon agreeing to the terms of the management agreement, we issued to Mr. Shreve a five-year warrant to purchase 1.6 million shares of our common stock at an exercise price of $1.00 per share. All of the warrants are currently exercisable and none of the warrants have been exercised. See "Security Ownership of Certain Beneficial Owners and Management."

Key Man Insurance

     We currently pay an annual premium of approximately $1,000 for a life insurance policy in the amount of $1,000,000 on the life of Robert C. Shreve, Jr., our President, Chief Executive Officer and Chief Financial Officer. The proceeds of the policy are payable to us.

Stock Option Plan

     On November 14, 2000, our shareholders approved our 2000 Stock Compensation Plan (the "2000 Plan"). The number of shares of common stock which may be issued under the 2000 Plan shall initially be 400,000 shares which amount may, at the discretion of the Board, be increased from time to time to a number of shares of common stock equal to 5% of the total outstanding shares of common stock, provided that the aggregate number of shares of common stock which may be granted under the 2000 Plan shall not exceed 1,500,000 shares. We may also utilize the granting of options under the 2000 Plan to attract qualified individuals to become our employees and non-employee directors, as well as to ensure the retention of management of any acquired business operations. Under the 2000 Plan, we may also grant restricted stock awards. Restricted stock represents shares of common stock issued to eligible participants under the 2000 Plan subject to the satisfaction by the recipient of certain conditions and enumerated in the specific restricted stock grant. Conditions, which may be imposed, include, but are not limited to, specified periods of employment, attainment of personal performance standards or our overall financial performance. The granting of restricted stock represents an additional incentive for eligible participants under the 2000 Plan to promote our development and growth, and may be used by our management as another means of attracting and retaining qualified individuals to serve as our employees and directors. At December 31, 2002, options to purchase 89,396 shares of our common stock at an exercise price of $1.25 per share have been granted to 9 employees. Such options expire on January 10, 2011. No options have been granted to our officers or directors.

Option Grants In Last Fiscal Year

     There were no grants of stock options to any officer or director of the Company during the fiscal year ended December 31, 2002.

Option Exercises And Holdings

     No options have been granted to our officers and directors under the 2000 Plan.

Director Compensation

     Our Board appoints the executive officers to serve at the discretion of the Board until the next annual meeting of the Board of Directors. Robert C. Shreve, Jr. President, Chief Financial Officer and a director of the Company is the only officer to receive $100,000 or more in annual compensation. Directors who are also employees receive no additional compensation for serving on the Board. Our non-employee directors receive no compensation for serving on the Board.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company sells computer hardware and provides software maintenance, training, and consulting/development services to a company that is controlled by two members of the Company's Board of Directors. Total revenues from that company were $41,685 and $49,813 in 2002 and 2001, respectively. The Company had $823 and $3,568 of accounts receivable at December 31, 2002 and 2001, respectively, related to services performed for that company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company's directors and executive officers are required to file under the Securities Exchange Act of 1934 reports of ownership and changes of ownership with the SEC.

     Based solely on information provided to the Company by individual directors and executive officers, the Company believes that during the preceding year, all filing requirements applicable to directors and executive officers were satisfied in a timely manner, with the exception that the chief executive officer filed a late report in April 2003 to report the following purchases:

                     100 shares in the open market in April 2001
                     100 shares in the open market on December 2001
                   1,000 shares in the open market on February 2003

     London & Boston Investments, Plc filed a late report in April 2003 to report the purchase of 21,700 shares in March 2003.

                                    AUDITORS

Change in Auditor

     On November 6, 2002, the Company engaged Hein + Associates LLP as its independent accountants for the fiscal year ending December 31, 2002. Also on November 6, 2002, Grant Thornton LLP was dismissed as the Company's independent accountant.

     The report of Grant Thornton LLP on the Company's financial statements for the fiscal year ended December 31, 2001, contained no adverse opinion or disclaimer of opinion nor was it qualified as to audit scope or accounting principles.

     The Company's Board of Directors made the decision to dismiss Grant Thornton LLP and engage Hein + Associates LLP.

     Grant Thornton LLP's report on the financial statements for the fiscal years ending December 31, 2001 and December 31, 2002 (i) did not contain an adverse opinion or a disclaimer of opinion and (ii) was not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the prior audit for the fiscal year ended December 31, 2001, and from December 31, 2001 to November 6, 2002, there were no disagreements with Grant Thornton LLP on any matter of accounting principles and practices, financial statement disclosure or auditing scope or procedure.

     The Company did not consult with Hein + Associates LLP with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company's financial statements.

     The Company has requested that Grant Thornton LLP review the disclosures contained herein and that firm has been given an opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expression of its views, or any respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

     Representatives of Hein + Associates LLP will be present at the annual shareholders meeting. Such representatives will have the opportunity to make a statement if they desire to do so, and to respond to appropriate questions.

Audit Fees

     The aggregate fees for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2002 were $16,708. The fees were $4,620 for the reviews of the financial statements included in the Company's Form 10-Q for the same fiscal year.

Financial Information Systems Design and Implementation Fees

     The Company did not incur any fees for financial information systems design and implementation services for the fiscal year ended December 31, 2002.

All Other Fees

         The were no fees for services rendered to the Company by Grant Thornton LLP and Hein + Associates LLP other than those services covered in the section captioned "Audit Fees" for the fiscal year ended December 31, 2002.

     In making its determination regarding the independence of Hein + Associates LLP, the Board of Directors of the Company considered whether the provision of the services covered in the sections herein regarding "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining such independence.


                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors assists the Board in its oversight of the Company's financial statements, the adequacy of the Company's system of internal controls, the Company's compliance with legal and regulatory requirements, the qualifications and independence of the Company's independent public accountants, and the performance of the Company's independent public accountants and internal audit function.

     In this regard, we note that it is the responsibility of the Company's management to prepare financial statements in accordance with generally accepted accounting principles, and it is the responsibility of the Company's independent public accountants to audit those financial statements. The Committee's responsibility is one of oversight, and we do not provide expert or other special assurance regarding the Company's financial statements or the quality of the audits performed by the Company's independent public accountants.

     In carrying out our oversight responsibility, we review and discuss with both management and the Company's independent public accountants all quarterly and annual financial statements prior to their issuance. We reviewed and discussed with both management, Grant Thornton LLP and Hein + Associates LLP the quarterly and annual financial statements for the fiscal year ended December 31, 2002. Our reviews and discussions with Hein + Associates LLP included executive sessions without the presence of the Company's management. They also included discussions of the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, of the Auditing Standards Board of the American Institute of Certified Public Accountants, including the quality of the Company's accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the Company's financial statements. We also discussed with Hein + Associates LLP matters relating to their independence, including a review of their audit and non-audit fees and the disclosures that Hein + Associates LLP made to the Committee pursuant to Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, of the Independence Standards Board.

     In addition, we continued to monitor the scope and adequacy of the Company's internal controls, including staffing levels and requirements, and reviewed programs and initiatives to strengthen their effectiveness. Based upon these reviews and discussions, we recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the 2004 Annual Meeting of Shareholders (the "2004 Annual Meeting") must be received by the Company on or before April 1, 2004, in order to be eligible for inclusion in the Company's proxy statement and form of proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

                            EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. Solicitations may be made by executive officers, directors and employees of the Company personally or by mail, telephone, telegraph or other similar means of communication. Solicitation by such persons will be made on a part-time basis and no special compensation other than reimbursement of actual expenses incurred in connection with such solicitation will be paid.

                        ADDITIONAL INFORMATION AVAILABLE

     UPON WRITTEN REQUEST OF ANY SHAREHOLDER, THE COMPANY WILL FURNISH A COPY OF THE COMPANY'S 2002 ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. THE WRITTEN REQUEST SHOULD BE SENT TO THE SECRETARY, AT THE COMPANY'S EXECUTIVE OFFICE.

                                  OTHER MATTERS

     So far as is now known, there is no business other than that described above to be presented to the shareholders for action at the Annual Meeting. Should other business come before the Annual Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the persons acting under the proxies.

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO VOTE BY INTERNET, TELEPHONE OR BY MAIL. TO VOTE BY MAIL, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO ADDITIONAL POSTAGE, IF MAILED IN THE UNITED STATES.


                                           By Order of the Board of Directors



                                           Robert C. Shreve, Jr.
                                           President and Chief Executive Officer

August 8, 2003

                              AVATAR SYSTEMS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 19, 2003

The undersigned hereby appoints Robert C. Shreve, Jr. and Charles Timothy Allen or either of them, with power of substitution, as proxy to vote all common stock of Avatar Systems, Inc. (the "Company") owned by the undersigned at the Annual Meeting of Shareholders to be held at 5728 LBJ Freeway, Suite 270, Dallas, Texas 75240, at 10:00 a.m., local time, on September 19, 2003, and any adjournment thereof, on the following matters as indicated below and such other business as may properly come before the meeting.

1. [ ] FOR the election as director of all nominess listed below (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below: Robert C. Shreve, Jr., Charles Timothy Allen, Orville Gregory Allen, Stephen A. Komlosy and John J. May.

2. To transact such other business as may properly come before the meeting or any adjournments thereof.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR INDIVIDUAL NOMINEES, WRITE THEIR NAMES IN THE SPACE PROVIDED BELOW.

THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE

This Proxy is solicited on behalf of the Company's Board of Directors.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees as directors.

Please sign exactly as your name appears on this Proxy Card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                            DATED:________________________, 2003


                                            ____________________________________
                                            Signature of Shareholders

                                            ____________________________________
                                            Signature if held jointly

        PLEASE mark, sign, date and return the Proxy Card promptly using the enclosed envelope.